UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: December 17, 2021

ARCHAEA ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39644	85-2867266
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4444 Westheimer Road, Suite G450 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(346) 708-8272

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	LFG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 17, 2021, Archaea Energy Inc. (the “Company”) issued a press release (the “Press Release”) announcing the results of the redemption (the “Redemption”) of its publicly held warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), that were originally sold as part of the units in the Company’s initial public offering and its warrants to purchase shares of Class A Common Stock that were issued in a private placement simultaneously with the consummation of the Company’s business combination on September 15, 2021 (the “Forward Purchase Warrants” and, together with the Public Warrants, the “Redeemable Warrants”). A copy of the Press Release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

As disclosed in the Press Release, prior to 5:00 p.m., New York City time, on December 6, 2021 (the “Redemption Date”), 9,114,403 Public Warrants and all 250,000 Forward Purchase Warrants were exercised for cash at an exercise price of $11.50 per share of Class A Common Stock, generating $108 million of proceeds to the Company. These cash proceeds were used to repurchase 6,101,449 shares of Class A Common Stock from Aria Renewable Energy Systems LLC at a pre-negotiated price of $17.65 per share. Additionally, 2,724,515 Public Warrants were exercised on a cashless basis in exchange for an aggregate of 983,520 shares of Class A Common Stock. The remaining 23,574 unexercised and outstanding Public Warrants were redeemed for $0.10 per Public Warrant.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated December 17, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2021

ARCHAEA ENERGY INC.

By:	/s/ Lindsay Ellis
Name:	Lindsay Ellis
Title:	General Counsel and Secretary

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